Restricted Cash and Cash Equivalents	12 Months Ended
Mar. 31, 2013
Restricted Cash and Cash Equivalents

4.  Restricted Cash and Cash Equivalents

Included in restricted cash and cash equivalents is US$5.0 million and US$5.2 million related to an insurance policy at 31 March 2013 and 2012, respectively, which restricts the cash from use for general corporate purposes.

Restricted cash and cash equivalents at 31 March 2012 reflects US$138.7 million related to the Company’s early contribution to AICF as a result of the favourable outcome of RCI’s appeal of the ATO 1999 disputed amended tax assessment. This amount was contributed to AICF on 2 April 2012.